UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported):  January 25, 2010

YesDTC Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-155178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Beale Street Suite 613 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 922-2560

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On January 25, 2010, the board of directors of YesDTC Holdings, Inc. (the “Company”) approved the dismissal of Li & Company, P.C. (“Li”) as the Company’s independent registered public accounting firm.  Li’s dismissal was effective immediately.

During the fiscal years ended December 31, 2008 and 2007, Li’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except Li’s’ audit report for the years ended December 31, 2008 and 2007 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent period through January 25, 2010, (i) there were no disagreements between the Company and Li on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li, would have caused Li to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On April 13, 2010, the Company provided Li with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Li furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter, dated April 13, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On January 25, 2010, the Company engaged Salberg & Company, P.A. (“Salberg”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2009. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 25, 2010.

During the years ended December 31, 2008 and 2007 and the subsequent interim period through January 25, 2010, the Company did not consult with Salberg regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from Li & Company, P.C. dated April 13, 2010

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YESDTC HOLDINGS, INC.

Date: April 13, 2010	By:	/s/ Joseph A. Noel
Name: Joseph A. Noel
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Li & Company, P.C. dated April 13, 2010